UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     November  1,  2006

                           PAYMENT  DATA  SYSTEMS,  INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                     000-30152                   98-0190072
-------------------------------     -------------           --------------------
(State  or  other  jurisdiction     (Commission                (IRS  Employer
     of  incorporation)             File  Number)           Identification  No.)


   12500  SAN  PEDRO,  SUITE  120,  SAN  ANTONIO,  TEXAS          78216
   ------------------------------------------------------       ----------
       (Address of principal executive offices)                 (Zip Code)


Registrant's  telephone  number,  including  area  code        (210)  249-4100

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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))

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

Item  8.01  Other  Events.

On November 1, 2006, the credit card association bank sponsor we utilize to provide merchant processing services to Online Supplier, one of our merchant processing customers, notified us that they would cease processing credit card transactions for Online Supplier. This action will not have any affect on our agreement with the sponsoring bank or our ability to provide merchant processing services to our other customers. We believe that we will be able to assist Online Supplier move its credit card volume to another bank sponsor. However, if we are unsuccessful in procuring a bank to accept their processing volume, we could lose Online Supplier as a merchant processing customer and their related processing revenue. During the quarter and nine months ended September 30, 2006, Online Supplier generated revenues of $411,048 and $482,078, respectively, which represented 46% and 27% of our total revenues for the quarter and nine months ended September 30, 2006, respectively. We did not have any credit card processing revenues from Online Supplier in 2005.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Payment Data Systems, Inc.
                                                              (Registrant)
Date   November  7,  2006

                                                     /s/  Michael R.  Long
                                                     ---------------------
                                                           (Signature)
                                                     Michael R.  Long
                                                     Chief Executive Officer and
                                                     Chief  Financial  Officer